Components of Other Income (Expense), Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2013
Components of Other Income (Expense) [Line Items]
Dividends and interest income	$ 766	$ 883	$ 677
Interest expense	(781)	(597)	(429)
Net recognized gains on investments	716	437	116
Net losses on derivatives	(423)	(328)	(196)
Net gains (losses) on foreign currency remeasurements	335	(165)	(74)
Other	(267)	(169)	194
Total	$ 346	$ 61	$ 288